Exhibit 99.2

VOTE BY INTERNET WWW.FIRSTCOASTRESULTS.COM/AVIV Visit the Internet voting Website at http://www.firstcoastresults.com/aviv. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on March 26, 2015. VOTE BY TELEPHONE 1-800-223-9582 This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-223-9582, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on March 26, 2015. VOTE BY MAIL Simply sign and date your proxy card and return it in the postage-paid envelope to First Coast Results Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you are voting by telephone or the Internet, please do not mail your proxy card. Vote by Internet Access the Website and submit your proxy: www.firstcoastresults.com/aviv Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-800-223-9582 Vote by Mail Sign and return your proxy in the postage-paid envelope provided. THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED BY AVIV ARE AVAILABLE FREE OF CHARGE ONLINE AT WWW.VIEWPROXYMATERIALS.COM/AVIV Control Number DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL The Board of Directors recommends that you vote "FOR" Proposals 1 and 2: FOR AGAINST ABSTAIN Proposal 1 - To approve the merger and the other transactions contemplated by the Agreement and Plan of Merger, dated as of October 30, 2014 by and among Omega Healthcare Investors, Inc., OHI Healthcare Properties Holdco, Inc., OHI Healthcare Properties Limited Partnership, Aviv REIT, Inc., and Aviv Healthcare Properties Limited Partnership (the "Merger Agreement"). Proposal 2 - To adjourn the Aviv special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the merger and the other transactions contemplated by the Merger Agreement. Signature (Capacity) Date Signature (Joint Owner) (Capacity) Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

AVIV REIT, INC. SPECIAL MEETING OF STOCKHOLDERS YOUR VOTE IS IMPORTANT. SIGN, DATE, MARK, AND RETURN YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M., EDT, ON MARCH 26, 2015, TO BE INCLUDED IN THE VOTING RESULTS. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: THE JOINT PROXY STATEMENT/PROSPECTUS IS AVAILABLE AT WWW.VIEWPROXYMATERIALS.COM/AVIV IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION, SIGN, DATE, MARK, AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. PROXY CARD Aviv REIT, Inc. PROXY SOLICITED BY THE BOARD OF DIRECTORS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 27, 2015 The undersigned hereby appoints CRAIG BERNFIELD and SAMUEL KOVITZ, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Aviv REIT, Inc. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Aviv REIT, Inc., a Maryland corporation, to be held on Friday, March 27, 2015, at 9:00 a.m. Central Time at the offices of Sidley Austin LLP, 1 South Dearborn Street, Chicago, Illinois 60603 for the purposes listed on the reverse side and at any and all adjournments and postponements of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Special Meeting or any adjournment or postponements thereof. If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted "FOR" Proposals 1 and 2. PLEASE SIGN, DATE, MARK, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)